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                                                           Exhibit 99.B(g)(3)(i)

[ING FUNDS LOGO]

April 29, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING JPMorgan Value Opportunities Portfolio, ING MFS Utilities Portfolio, ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio six newly established series of ING Investors Trust, ING Goals4Life 2015 Portfolio, ING Goals4Life 2025 Portfolio, ING Goals4Life 2035 Portfolio, ING Goals4Life 2045 Portfolio and Goals4Life Income Portfolio, five newly established series of ING Partners, Inc. (the "Portfolios") to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective April 29, 2005.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING Salomon Brothers Investors Value Portfolio to ING American Century Large Company Value Portfolio, ING Developing World Portfolio to ING JPMorgan Emerging Markets Equity Portfolio, ING Capital Guardian Small Cap Portfolio to ING Capital Guardian Small/Mid Cap Portfolio, ING Aeltus Enhanced Index Portfolio to ING Fundamental Research Portfolio, ING Janus Special Equity Portfolio to ING Janus Contrarian Portfolio and ING UBS U.S. Balanced Portfolio to ING UBS U.S. Allocation Portfolio, all effective April 29, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Portfolios by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,


                                             Michael J. Roland
                                             Executive Vice President
                                             ING Investors Trust
                                             ING Partners, Inc.

ACCEPTED AND AGREED TO:
The Bank of New York

By:
       ------------------------------
Name:
       -----------------------------------
Title:                     ,Duly Authorized
       ------------------------------------

337 E. Doubletree Ranch Rd.     Tel: 480-477-3000            ING Investors Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700             ING Partners, Inc.
                                www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                                  EFFECTIVE DATE
----                                                                  --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                               May 17, 2004
   ING Corporate Leaders Trust - Series B                               May 17, 2004

ING EQUITY TRUST
   ING Convertible Fund                                                 June 9, 2003
   ING Disciplined LargeCap Fund                                        June 9, 2003
   ING Equity and Bond Fund                                             June 9, 2003
   ING Financial Services Fund                                          June 9, 2003
   ING LargeCap Growth Fund                                             June 9, 2003
   ING LargeCap Value Fund                                            February 1, 2004
   ING MidCap Opportunities Fund                                        June 9, 2003
   ING MidCap Value Choice Fund                                       February 1, 2005
   ING MidCap Value Fund                                                June 9, 2003
   ING Principal Protection Fund                                        June 2, 2003
   ING Principal Protection Fund II                                     June 2, 2003
   ING Principal Protection Fund III                                    June 2, 2003
   ING Principal Protection Fund IV                                     June 2, 2003
   ING Principal Protection Fund V                                      June 2, 2003
   ING Principal Protection Fund VI                                     June 2, 2003
   ING Principal Protection Fund VII                                     May 1, 2003
   ING Principal Protection Fund VIII                                  October 1, 2003
   ING Principal Protection Fund IX                                   February 2, 2004
   ING Principal Protection Fund X                                       May 3, 2004
   ING Principal Protection Fund XI                                    August 16, 2004
   ING Principal Protection Fund XII                                  November 15, 2004
   ING Principal Protection Fund XIII                                        TBD
   ING Principal Protection Fund XIV                                         TBD
   ING Real Estate Fund                                                 June 9, 2003
   ING SmallCap Opportunities Fund                                      June 9, 2003
   ING SmallCap Value Choice Fund                                     February 1, 2005
   ING SmallCap Value Fund                                              June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                        April 7, 2003
   ING GNMA Income Fund                                                 April 7, 2003
   ING High Yield Bond Fund                                             April 7, 2003
   ING Intermediate Bond Fund                                           April 7, 2003
   ING National Tax-Exempt Bond Fund                                    April 7, 2003

ING GET FUND
   ING GET Fund - Series I                                              July 14, 2003

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
   ING GET Fund - Series J                                              July 14, 2003
   ING GET Fund - Series K                                              July 14, 2003
   ING GET Fund - Series L                                              July 14, 2003
   ING GET Fund - Series M                                              July 14, 2003
   ING GET Fund - Series N                                              July 14, 2003
   ING GET Fund - Series P                                              July 14, 2003
   ING GET Fund - Series Q                                              July 14, 2003
   ING GET Fund - Series R                                              July 14, 2003
   ING GET Fund - Series S                                              July 14, 2003
   ING GET Fund - Series T                                              July 14, 2003
   ING GET Fund - Series U                                              July 14, 2003
   ING GET Fund - Series V                                             March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                March 28, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                    June 9, 2003

ING INVESTORS TRUST
   ING AIM Mid Cap Growth Portfolio                                    January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                               January 6, 2003
   ING American Funds Growth Portfolio                                September 2, 2003
   ING American Funds Growth-Income Portfolio                         September 2, 2003
   ING American Funds International Portfolio                         September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                     January 13, 2003
   ING Capital Guardian Managed Global Portfolio                      January 13, 2003
   ING Capital Guardian Small/Mid Cap Portfolio                       January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio                      January 6, 2003
   ING Evergreen Health Sciences Portfolio                               May 3, 2004
   ING Evergreen Omega Portfolio                                         May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio                           January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio                               April 29, 2005
   ING Goldman Sachs Tollkeeper(SM) Portfolio                          January 6, 2003
   ING Hard Assets Portfolio                                          January 13, 2003
   ING International Portfolio                                        January 13, 2003
   ING Janus Contrarian Portfolio                                     January 13, 2003
   ING Jennison Equity Opportunities Portfolio                         January 6, 2003
   ING JPMorgan Emerging Markets Equity Portfolio                     January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio                            January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                          April 29, 2005
   ING Julius Baer Foreign Portfolio                                  January 13, 2003
   ING Legg Mason Value Portfolio                                     January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                             May 1, 2004
   ING LifeStyle Growth Portfolio                                        May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                               May 1, 2004
   ING LifeStyle Moderate Portfolio                                      May 1, 2004
   ING Limited Maturity Bond Portfolio                                 January 6, 2003

   ING Liquid Assets Portfolio                                         January 6, 2003
   ING Marsico Growth Portfolio                                       January 13, 2003
   ING Marsico International Opportunities Portfolio                   April 29, 2005
   ING Mercury Focus Value Portfolio                                   January 6, 2003
   ING Mercury Large Cap Growth Portfolio                              January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                   January 13, 2003
   ING MFS Total Return Portfolio                                     January 13, 2003
   ING MFS Utilities Portfolio                                         April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                           January 13, 2003
   ING PIMCO Core Bond Portfolio                                      January 13, 2003
   ING PIMCO High Yield Portfolio                                     November 5, 2003
   ING Pioneer Fund Portfolio                                          April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                                 April 29, 2005
   ING Salomon Brothers All Cap Portfolio                              January 6, 2003
   ING Salomon Brothers Investors Portfolio                            January 6, 2003
   ING Stock Index Portfolio                                          November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                   January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                          January 13, 2003
   ING UBS U.S. Allocation Portfolio                                   January 6, 2003
   ING Van Kampen Equity Growth Portfolio                             January 13, 2003
   ING Van Kampen Global Franchise Portfolio                          January 13, 2003
   ING Van Kampen Growth and Income Portfolio                         January 13, 2003
   ING Van Kampen Real Estate Portfolio                               January 13, 2003

ING MAYFLOWER TRUST
   ING International Value Fund                                       November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                                        November 3, 2003
   ING Foreign Fund                                                     July 1, 2003
   ING Global Equity Dividend Fund                                    September 2, 2003
   ING Global Real Estate Fund                                        November 3, 2003
   ING Global Value Choice Fund                                       November 3, 2003
   ING International Fund                                             November 3, 2003
   ING International SmallCap Fund                                    November 3, 2003
   ING International Value Choice Fund                                February 1, 2005
   ING Precious Metals Fund                                           November 3, 2003
   ING Russia Fund                                                    November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio                 January 10, 2005
   ING American Century Select Portfolio                              January 10, 2005
   ING American Century Small Cap Value Portfolio                     January 10, 2005
   ING Baron Small Cap Growth Portfolio                               January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Equity Income Portfolio                        November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                               November 15, 2004

   ING Fidelity(R) VIP Mid Cap Portfolio                              November 15, 2004
   ING Fundamental Research Portfolio                                 January 10, 2005
   ING Goldman Sachs(R) Capital Growth Portfolio                      January 10, 2005
   ING Goldman Sachs(R) Core Equity Portfolio                         January 10, 2005
   ING JPMorgan Fleming International Portfolio                       January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                               January 10, 2005
   ING Goals4Life 2015 Portfolio                                       April 29, 2005
   ING Goals4Life 2025 Portfolio                                       April 29, 2005
   ING Goals4Life 2035 Portfolio                                       April 29, 2005
   ING Goals4Life 2045 Portfolio                                       April 29, 2005
   ING Goals4Life Income Portfolio                                     April 29, 2005
   ING MFS Capital Opportunities Portfolio                            January 10, 2005
   ING OpCap Balanced Value Portfolio                                 January 10, 2005
   ING Oppenheimer Global Portfolio                                   January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                         January 10, 2005
   ING PIMCO Total Return Portfolio                                   January 10, 2005
   ING Salomon Brothers Aggressive Growth Portfolio                   January 10, 2005
   ING Salomon Brothers Fundamental Value Portfolio                   January 10, 2005
   ING Salomon Brothers Large Cap Growth Portfolio                    January 10, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio             January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                          January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                            January 10, 2005
   ING Van Kampen Comstock Portfolio                                  January 10, 2005
   ING Van Kampen Equity and Income Portfolio                         January 10, 2005

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                              June 2, 2003
   ING Aeltus Money Market Fund                                         June 2, 2003
   ING Balanced Fund                                                    June 2, 2003
   ING Classic Principal Protection Fund III                            June 2, 2003
   ING Classic Principal Protection Fund IV                             June 2, 2003
   ING Equity Income Fund                                               June 9, 2003
   ING Global Science and Technology Fund                               June 2, 2003
   ING Government Fund                                                  June 2, 2003
   ING Growth Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                         June 9, 2003
   ING Index Plus MidCap Fund                                           June 9, 2003
   ING Index Plus Protection Fund                                       June 2, 2003
   ING Index Plus SmallCap Fund                                         June 9, 2003
   ING International Growth Fund                                      November 3, 2003
   ING Small Company Fund                                               June 9, 2003
   ING Strategic Allocation Balanced Fund                               June 2, 2003
   ING Strategic Allocation Growth Fund                                 June 2, 2003
   ING Strategic Allocation Income Fund                                 June 2, 2003
   ING Value Opportunity Fund                                           June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio                       July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                         July 7, 2003
   ING VP Strategic Allocation Income Portfolio                         July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                   July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                               June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                            September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                             December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                              March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                               June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                            September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                             December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                               March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                               June 8, 2005
   ING GET U.S. Opportunity Portfolio - Series 1                             TBD
   ING GET U.S. Opportunity Portfolio - Series 2                             TBD
   ING VP Worldwide Growth Portfolio                                  November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio                       July 7, 2003
   ING VP Growth Portfolio                                              July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                 July 7, 2003
   ING VP Index Plus MidCap Portfolio                                   July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                 July 7, 2003
   ING VP International Equity Portfolio                              November 3, 2003
   ING VP Small Company Portfolio                                       July 7, 2003
   ING VP Value Opportunity Portfolio                                   July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                        October 6, 2003
   ING VP Disciplined LargeCap Portfolio                               October 6, 2003
   ING VP Financial Services Portfolio                                   May 1, 2004
   ING VP High Yield Bond Portfolio                                    October 6, 2003
   ING VP International Value Portfolio                               November 3, 2003
   ING VP LargeCap Growth Portfolio                                    October 6, 2003
   ING VP MagnaCap Portfolio                                           October 6, 2003
   ING VP MidCap Opportunities Portfolio                               October 6, 2003
   ING VP Real Estate Portfolio                                          May 1, 2004
   ING VP SmallCap Opportunities Portfolio                             October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                    November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                      July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                                         October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                      October 6, 2003
   The Bond Portfolio                                                  October 6, 2003
   The Money Market Portfolio                                          October 6, 2003
   The Stock Portfolio                                                 October 6, 2003

Effective Date: April 29, 2005